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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2002

FEDEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 369-3600

        Explanatory Note: This Form 8-K/A amends the Form 8-K, dated March 11, 2002, of FedEx Corporation ("FedEx") and Federal Express Corporation ("FedEx Express") to reflect the fact that, as anticipated, Arthur Andersen LLP issued its review report on the financial statements of FedEx and FedEx Express for the fiscal quarter ended February 28, 2002 in conjunction with the April 12, 2002 filing by FedEx and FedEx Express of their Quarterly Reports on Form 10-Q for the fiscal quarter ended February 28, 2002. Accordingly, the change in auditors became effective on April 12, 2002.

Item 4. Changes in Registrant's Certifying Accountant.

        On March 11, 2002, FedEx determined, for itself and on behalf of its subsidiary, FedEx Express, to dismiss its independent auditors, Arthur Andersen LLP, and to engage the services of Ernst & Young LLP as its new independent auditors. The change in auditors became effective on April 12, 2002 following the completion by Arthur Andersen of its review report on the financial statements of FedEx and FedEx Express for the fiscal quarter ended February 28, 2002. This determination followed FedEx's decision to seek proposals from independent accountants to audit the financial statements of FedEx and FedEx Express, and was approved by FedEx's Board of Directors upon the recommendation of its Audit Committee. Ernst & Young will audit the financial statements of FedEx and FedEx Express for the fiscal year ending May 31, 2002.

        During the two most recent fiscal years of FedEx and FedEx Express ended May 31, 2001, and the subsequent interim period through April 12, 2002, there were no disagreements between FedEx or FedEx Express and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

        None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of FedEx or FedEx Express ended May 31, 2001 or within the interim period through April 12, 2002.

        The audit reports of Arthur Andersen on the consolidated financial statements of FedEx and FedEx Express as of and for the fiscal years ended May 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen is attached hereto as Exhibit 16.1.

        During the two most recent fiscal years of FedEx and FedEx Express ended May 31, 2001, and the subsequent interim period through April 12, 2002, neither FedEx nor FedEx Express consulted with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
16.1	Letter of Arthur Andersen LLP regarding change in certifying accountant.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FEDEX CORPORATION
Date: April 12, 2002	By:	/s/ JAMES S. HUDSON James S. Hudson Corporate Vice President— Strategic Financial Planning and Control
FEDERAL EXPRESS CORPORATION
Date: April 12, 2002	By:	/s/ MICHAEL W. HILLARD Michael W. Hillard Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Arthur Andersen LLP regarding change in certifying accountant.

E-1

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SIGNATURES
EXHIBIT INDEX